EFFECT OF NEW ACCOUNTING STANDARDS	12 Months Ended
Jun. 26, 2019
Effect of New Accounting Standards [Abstract]
EFFECT OF NEW ACCOUNTING STANDARDS
ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement - In August 2018, the FASB issued ASU 2018-13, which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The amendments under ASU 2018-13 add an incremental requirement, among others, for entities to disclose (1) the range and weighted average used to develop significant unobservable inputs and (2) how the weighted average was calculated for fair value measurements categorized within Level 3 of the fair value hierarchy. Entities may disclose other quantitative information in lieu of the weighted average if they determine that such information embodies a more reasonable and rational method of reflecting the distribution of significant unobservable inputs used to develop Level 3 fair value measurements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, which will require us to adopt these provisions in the first quarter of fiscal 2021. Early adoption is permitted. We do not expect the adoption of this guidance to have a material impact on the consolidated financial statements.
ASU 2016-02, Leases (Topic 842) - In February 2016, the FASB issued ASU 2016-02, and has subsequently amended this update by issuing additional ASU’s that provide clarification and further guidance around areas identified as potential implementation issues. These updates require a lessee to recognize in the balance sheet a liability to make lease payments and a corresponding right-of-use asset for virtually all leases, other than leases with a term of 12 months or less if the short-term lease exclusion expedient is elected. The update also requires additional disclosures about the amount, timing, and uncertainty of cash flows arising from leases. The updates are effective for annual and interim periods for fiscal years beginning after December 15, 2018, which will require us to adopt these provisions in the first quarter of fiscal 2020. Early adoption is permitted for financial statements that have not been previously issued.
The guidance provides an option upon adoption of either a modified retrospective transition approach with application in all comparative periods presented, or an alternative transition method, which permits a company to use its effective date as the date of initial application without restating comparative period financial statements (effective date transition method). We expect to implement the standard using the effective date transition method and elect the package of practical expedients under which we will not reassess the classification of our existing leases, whether any expired or existing contracts are or contain leases or whether any previously capitalized initial direct costs would qualify for capitalization under the new guidance. Additionally, we expect to elect lessee and lessor practical expedients to not separate non-lease components, such as common area maintenance and property taxes, from lease components. We also anticipate electing the short-term lease exemption from balance sheet recognition for all leases that qualify, and the land easement practical expedient that allows entities to elect not to assess whether existing land easements are, or contain, leases in accordance with ASC 842 when transitioning to the new leasing standard. We do not expect to elect the hindsight practical expedient that permits a reassessment of lease terms for existing leases.
We have completed the final phase of a comprehensive plan for our implementation of the new guidance, including scoping analysis, data gathering, and implementation of a new lease accounting system.
Upon transition to the new guidance, based on our current volume of leases, we expect this adoption to have a material increase in Total assets and Total liabilities due to the recognition of right-of-use assets and related lease liabilities in the Consolidated Balance Sheets for operating leases where we are the lessee. We do not expect adoption will have a significant impact on the Consolidated Statements of Comprehensive Income or Consolidated Statements of Cash Flows. We have existing capital leases that will be treated as finance leases upon adoption. Additionally, as disclosed in Note 10 - Leases, the Company has approximately $1,496.9 million in undiscounted future minimum operating lease commitments as of June 26, 2019.
Upon adoption, the Company’s lease liability will generally be based on the present value of the operating lease payments and the related right-of-use asset will generally be based on the lease liability, adjusted for amounts reclassified from other lease-related assets and liabilities, as specified by the new lease guidance, and impairment of certain right-of-use assets recognized in retained earnings. We anticipate recognizing additional lease liabilities of approximately $1.2 billion and corresponding right-of-use assets of approximately $1.0 billion. The amounts of right-of-use assets and lease liabilities we ultimately recognize may differ from these estimates as we finalize the calculations upon adoption.
Additionally upon adoption, we will record an initial adjustment to retained earnings to derecognize the deferred gain from the sale leaseback transactions using the cumulative effect transition method, and will no longer recognize the amortization of this gain to Other gains and charges in the Consolidated Statements of Comprehensive Income starting in fiscal 2020. For any future sale leaseback transactions, the gain (adjusted for any off-market terms) will be recognized immediately in most cases. As of June 26, 2019, we had $274.6 million recorded in Other accrued liabilities (current portion) and Deferred gain on sale leaseback transactions (long-term portion), and the related $68.6 million in Deferred income taxes, net in the Consolidated Balance Sheets, refer to Note 3 - Sale Leaseback Transactions for further details.